Exhibit 99.1

MORGAN STANLEY Securitized Products Group	December 3, 2002

$300,000,000 (Approximate)

Aames Mortgage Trust 2002-2

Mortgage Pass-Through Certificates, Series 2002-2

Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B

Aames Capital Corporation

Sponsor

Aames Capital Acceptance Corporation

Depositor

December 3, 2002

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

MORGAN STANLEY Securitized Products Group	December 3, 2002

$300,000,000 (Approximate)

Aames Mortgage Trust 2002-2

Mortgage Pass-Through Certificates, Series 2002-2

Transaction Highlights

Offered Classes (1)(4)	Description	Balance(4)	Expected Ratings (S&P/Fitch/ Moody’s)	Avg Life to Call / Mty (1)(2) (5)	Modified Duration To Call / Mty (1)(2)(3)(5)	Payment Window To Call / Mty (1)(2)(5)	Initial Subordination Level
A-1	Fixed	220,000,000	AAA/AAA/Aaa	3.10 / 3.20	2.70 / 2.76	1/03 – 10/13 / 1/03 –1/21	16.00%
A-2	Fixed	32,000,000	AAA/AAA/Aaa	3.17 / 3.30	2.73 / 2.81	1/03 – 10/13 / 1/03 –4/21	16.00%
M-1	Fixed	16,500,000	AA/AA/Aa2	6.06 / 6.29	4.85 / 4.96	1/06 – 10/13 / 1/06 – 4/18	10.50%
M-2	Fixed	12,000,000	AA/AA/NR	6.05 / 6.24	4.81 / 4.90	1/06 – 10/13 / 1/06 – 3/17	6.50%
M-3	Fixed	10,500,000	A/A/NR	6.05 / 6.18	4.77 / 4.83	1/06 – 10/13 / 1/06 – 1/16	3.00%
B	Fixed	9,000,000	BBB/BBB/NR	6.01 / 6.03	4.68 / 4.69	1/06 – 10/13 / 1/06 – 8/14	0.00%

Notes:

(1)

The Class A-1 Certificates are backed primarily by the cash flows from a pool of conforming fixed rate and adjustable rate loans (the “Group I Mortgage Loans”).  The Class A-2 Certificates are backed primarily by the cash flows from a pool of nonconforming fixed rate and adjustable rate Mortgage Loans (the “Group II Mortgage Loans”).  The Class M-1, Class M-2, Class M-3 and Class B Certificates are backed by the cash flows from both the Group I Mortgage Loans and the Group II Mortgage Loans.  The class sizes are subject to a +/- 5% variance.

(2)

Based on the pricing prepayment speed herein.

(3)

Assumes pricing at par for Classes A-1 through B.

(4)

All Certificates are subject to the Net WAC Cap.

(5)

The Certificates are subject to a 5% Clean-up Call.  The coupon on the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B Certificates will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Issuer:	Aames Mortgage Trust 2002-2.
Sponsor:	Aames Capital Corporation, a California corporation and a wholly-owned subsidiary of Aames Financial Corporation.
Depositor:	Aames Capital Acceptance Corporation., a Delaware corporation and a wholly-owned subsidiary of Aames Financial Corporation.
Servicer:	Countrywide Home Loans, Inc.
Underwriters:	Morgan Stanley (Lead Manager), Countrywide Securities Corp., Greenwich Capital Markets, Lehman Brothers (Co-Managers)
Trustee:	Bankers Trust Company of California, N.A.
Rating Agencies:	S&P, Fitch and Moody’s.
Cut-Off Date:	The close of business on December 1, 2002 or for Mortgage Loans originated after the Cut-Off Date, the origination date of such Mortgage Loans.
Settlement Date:	On or about December 12, 2002.
Distribution Date:	The 25th of each month (or the next succeeding business day), beginning Jan. 25, 2003.
Certificates Offered:

The “Senior Certificates” will consist of the Class A-1 and Class A-2 Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2, Class M-3 and Class B Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Registration:	The Certificates will be available in book-entry form through DTC and upon request through Euroclear or Clearstream, Luxembourg.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Accrued Interest:

The Certificates will settle with accrued interest.  The price to be paid by investors for the Certificates will include accrued interest from December 1, 2002 up to, but not including the Closing Date 11 days.

Interest Accrual Period:

The interest accrual period for the Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Cleanup Call:

On the Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the sum of the aggregate principal balance of the Mortgage Loans and amounts on deposit in the Pre-Funding Account as of the Cut-off Date (the “Clean-up Call Date”), the Servicer will have the right to call all outstanding Certificates by depositing an amount not less than the sum of (x) 100% of the principal balance of each such Mortgage Loan (other than any REO property whose market value is included pursuant to clause (y) as of the final distribution date), and (y) the fair market value of each REO property, plus one month’s interest at the interest rate on each such Mortgage Loan and any unreimbursed servicing advances made in respect of such Mortgage Loan less any payments of principal and interest received during the related collection period in respect of such Mortgage Loans.

Denominations:	$25,000 minimum; increments of $1,000.
Federal Tax Status:	The Certificates will be treated as REMIC regular interest for Federal income tax purposes.
ERISA:	The Certificates are expected to be “ERISA” eligible.
SMMEA:	After the end of the Pre-Funding Period, the Certificates (other than the Class M-3 and Class B Certificates) are expected to constitute “mortgage related securities” for purposes of SMMEA.
Pricing Prepayment Speed:	Fixed rate Mortgage Loans: 115% of PPC (100% PPC is equal to 4% - 20% CPR over 12 months) Adjustable rate Mortgage Loans: 27% CPR

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Statistical Calculation Date	November 1, 2002
Statistical Calculation Mortgage Loans:	As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $241.8 million (the “Statistical Calculation Mortgage Loans”).
Additional Mortgage Loans:

On or prior to the Closing Date approximately $[            ] of additional fixed rate mortgage loans having similar characteristics to the fixed rate Statistical Calculation Mortgage Loans will be added to the Trust (the “Additional Mortgage Loans”).

Group I Mortgage Loans

Approximately $211.1 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans

Approximately $30.7 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pre-Funding Account:

An account (the “Pre-Funding Account”) will be established on the Closing Date into which approximately $[   ] will be deposited which will be used to purchase additional fixed rate mortgage loans (the “Subsequent Mortgage Loans”).  On or prior to [   ] (the “Pre-Funding Period”), the related amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the fixed rate Statistical Calculation Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal of the Certificates after such date).

It is expected that the Additional Mortgage Loans and the Subsequent Mortgage Loans will total approximately [$58.2] million.

The Statistical Calculation Mortgage Loans together with the Additional Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the “Mortgage Loans”.

Collateral Description:	For further information, please see the attached collateral term sheet.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Net WAC Cap:	As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates.
Net Rate Cap Carryover:

As to any Distribution Date and the Senior and Subordinate Certificates, the sum of:

(i)

the excess, if any, of interest due such Certificates (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

(ii)

any Net Rate Cap Carryover remaining unpaid from prior Distribution Dates; and

(iii)

interest on the amount in clause (ii) at the related certificate rate (without regard to the Net WAC Cap).

Credit Enhancement	Credit enhancement for the Certificates will consist of (i) Excess Interest Collections, (ii) Overcollateralization and (iii) the subordination of Certificates with lower payment priorities.
Excess Interest Collections:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates and (ii) the servicing and trustee fees paid in respect of the Mortgage Loans paid on the related Distribution Date.

Overcollateralization:

The Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the amortization of the Certificates relative to the underlying Mortgage Loans.  On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the “Mortgage Loan Balance”) plus any amounts in the Pre-Funding Account exceed the balance of the Certificates (the “Certificate Principal Balance”).  On any Distribution Date on which the Mortgage Loan Balance and amounts in the Pre-Funding Account do not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders, in the order of priority set forth under “Priority of Distributions,” to increase the overcollateralization amount to the Required Overcollateralization Amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Credit Enhancement Percentage:	Initial Credit Enhancement.	Target Credit Enhancement After Stepdown Date
	Rating Percent	Rating Percent
	AAA 16.00	AAA 38.60
	AA 10.50	AA 27.60
	AA 6.50	AA 19.60
	A 3.00	A 12.60
	BBB 0.00	BBB 6.60

Required Overcollateralization Amount:

On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, 3.30 multiplied by the sum of the initial Mortgage Loan Balance and the amount initially in the Pre-Funding Account;

(ii)

on or after the Stepdown Date, the greater of:

a)

the lesser of:

(x)

3.30 multiplied by the sum of the initial Mortgage Loan Balance and the amount initially in the Pre-Funding Account; and

(y)

6.60 of the current balance of the Mortgage Loans and any amounts in the Pre-Funding Account;

b)

0.50% of the initial balance of the Certificates (the “OC Floor”).

On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Delinquency Event:	The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds 50% of the percentage equal to the credit enhancement provided to the Senior Certificates.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Cumulative Loss Event:	For any Distribution Date in the applicable period below, if cumulative losses on the Mortgage Loans exceed the applicable percentage of the aggregate initial balance of the Mortgage Loans:
	Distribution Periods	Percentage
	37–48	[ ]%
	49–60	[ ]%
	60–72	[ ]%
	73 and thereafter	[ ]%
Stepdown Date:

The later to occur of

1)

the earlier of:

a)

the Distribution Date occurring in January 2006; and

b)

the Distribution Date on which the aggregate balance of the Senior Certificates is reduced to zero; and

2)

the first Distribution Date on which the aggregate Mortgage Loan balance and amounts in the Pre-Funding Account have been reduced to 50% of the aggregate of the Mortgage Loan balance and the amount in the Pre-Funding Account as of the Cut-off Date.

Subordination Increase Amount:	As to any Distribution Date the lesser of the Subordination Deficiency and Excess Interest Collections.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans, including distributions from the Pre-Funding Account, (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans, including distributions from the Pre-Funding Account and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans as well as any amounts in the Pre-Funding Account not used to purchase Additional Mortgage Loans are distributed to the Certificates).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Priority of Distributions:

Available Funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1)

To the Servicer and the Trustee, the related fees;

2)

To the Class A-1 Certificates from interest collections attributable to Group I and to the Class A-2 Certificates from interest collections attributable to Group II, concurrently, the related Accrued Certificate Interest, and any Interest Carry Forward Amount for such Class of Certificates for such Distribution Date pro rata;

3)

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, the Accrued Certificate Interest;

4)

To the Senior Certificates, the Senior Principal Distribution Amount for such Distribution Date, excluding any Subordination Increase Amount, payable in the order set forth under “Priority of Class A Principal Distribution”;

5)

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, the related principal distribution amount due (until the related required credit enhancement level is met), excluding any Subordination Increase Amounts;

6)

To the Certificates, the related Subordination Increase Amount, allocated in the order of priorities set forth in 4 and 5 above;

7)

To the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

8)

To the holders of the Class M-1 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-1 Certificates:

9)

To the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

10)

To the holders of the Class M-2 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-2 Certificates:

11)

To the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

12)

To the holders of the Class M-3 Certificates, in an amount equal to the Realized Loss Amount allocable to the Class M-3 Certificates:

13)

To the holders of the Class B Certificates, in an amount equal to the Interest Carry Forward Amount for such class;

14)

To the holders of the Class B Certificates, in an amount equal to the Realized Loss Amount allocable to the Class B Certificates:

15)

Sequentially, (a) concurrently to the Senior Certificates, pro rata, and (b) sequentially to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, the related Net Rate Cap Carryover;

16)

To the residual certificates, any remaining amounts.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Priority of Distributions (continued):

On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicer will be allocated, first, to the interest distribution amount with respect to the residual Certificates, and thereafter, to the Accrued Certificate Interest with respect to the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The Holders of the Offered Certificates will not be entitled to reimbursement for any such interest shortfalls.

Interest Shortfall	As to any Class of Certificates and any Distribution Date, is the amount equal to the sum of Relief Act Shortfalls and Prepayment Interest Shortfalls.
Accrued Certificate Interest:

As to any Distribution Date and for any Class of Certificates, the amount of interest due thereon in respect of any Interest Period at the applicable pass-through rate, less the related pro rata share of Interest Shortfalls.

Interest Carry Forward Amount:

As to any Distribution Date and for any Class of Certificates, the amount, if any, by which (i) the Accrued Certificate Interest on such Class for the preceding Distribution Date plus any outstanding Interest Carry Forward Amount with respect to such Class (together with interest on such outstanding Interest Carry Forward Amount at the related pass-through rate for the related Interest Period to the extent lawful) exceeds (ii) the amount of interest actually distributed to the holders of such Certificates on such preceding Distribution Date.

Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal received in connection with the Mortgage Loans less any Excess OC Amount; (b) amounts distributed as principal to the Certificates from the Pre-Funding Account and (c) the Subordination Increase Amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Senior Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event or a Cumulative Loss Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the balance of the Senior Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the Senior Certificates prior to such Distribution Date over (ii) the lesser of (a) 61.40% of the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the end of the related due period and (b) the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Priority of Class A Principal Distribution

The Senior Principal Distribution Amount for any applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, distributed as follows:

(i)

To the Class A-1 Certificates, payable solely from principal collections from the Group I Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-1 Certificates, until the certificate principal balance thereof is reduced to zero;

(ii)

To the Class A-2 Certificates, payable solely from principal collections from the Group II Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-2 Certificates, until the certificate principal balance thereof is reduced to zero.

If the certificate principal balance of either class of Senior Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the holders of the Senior Certificates on such Distribution Date, and the amount of principal distribution distributable to the holders of the Senior Certificates on all subsequent Distribution Dates, will be distributed to the holders of the class of Senior Certificates remaining outstanding, until the certificate principal balance of such class outstanding has been reduced to zero.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Class A Principal Allocation Percentage

As to any Distribution Date is the percentage equivalent of a fraction, determined as follows:  (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the aggregate principal collections for such Distribution Date that are attributable to principal received on the Group I Mortgage Loans, and the denominator of which is (y) the aggregate principal collections for such Distribution Date, and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the aggregate principal collections for such Distribution Date that are attributable to principal received on the Group II Mortgage Loans, and the denominator of which is (y) the aggregate principal collections for such Distribution Date.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the balance of the Senior Certificates has been reduced to zero and a Delinquency Event or a Cumulative Loss Event exists, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

1)

the sum of

A)

the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

B)

the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date

Over (2) the lesser of

A)

72.40% of the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period, and

B)

the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Senior Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event or a Cumulative Loss Event exists, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

1)

the sum of

A)

the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

B)

the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

C)

the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date

Over (2) the lesser of

A)

80.40% of the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period, and

B)

the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Senior Certificates, Class M-1 Certificates and Class M-2 Certificates has been reduced to zero and a Delinquency Event or a Cumulative Loss Event exists, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

1)

the sum of

A)

the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

B)

the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

C)

the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

D)

the class principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date

Over (2) the lesser of

A)

87.40% of the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period, and

B)

the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Class B Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A and Class M Certificates has been reduced to zero, or (y) if neither a Delinquency Event nor a Cumulative Loss Event is in effect, the excess of

1)

the sum of

A)

the aggregate class principal balance of the Senior Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

B)

the aggregate class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

C)

the aggregate class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date

D)

the aggregate class principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date

E)

the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date

Over (2) the lesser of

A)

93.40% of the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period, and

B)

the balance of the Mortgage Loans and amounts in the Pre-Funding Account as of the last day of the related Due Period minus the OC Floor.

Allocation of Losses:

Losses not covered by the available credit enhancement will be allocated to the Subordinate Certificates in the reverse order of payment priority (first to the Class B, then the Class M-3, the Class M-2 and then the Class M-1 Certificates).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Monthly Advance and Compensating Interest:

Each month the Servicer will determine the amount of any unpaid interest due on the Mortgage Loans.  If the Servicer believes that unpaid interest can be recovered from the related Mortgage Loan, then the Servicer will either:

(i)

Advance the unpaid interest to the trust out of its own funds; or

(ii)

Advance the unpaid interest to the Trust out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution Date.

The Servicer shall be entitled to be reimbursed by the Trust for advances from the related Mortgage Loan in respect of which the advance was made, and to the extent that such advance is not recoverable from the related Mortgage Loan, from the related Mortgage Loan Group.  The Servicer is required to reimburse the Trust for amounts advanced from trust collections on the next deposit date.

The Servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to one-half the amount of the Servicer’s Monthly Servicing Fee without any right of reimbursement (“Compensating Interest”).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

To Call

Class A-1 to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	4.520	4.494	4.471	4.441	4.416	4.385
WAL (yr)	6.17	4.05	3.10	2.37	1.98	1.65
MDUR (yr)	4.81	3.40	2.70	2.13	1.81	1.53
First Prin Pay	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008

Class A-2 to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	4.812	4.785	4.761	4.730	4.704	4.672
WAL (yr)	6.33	4.13	3.17	2.42	2.03	1.69
MDUR (yr)	4.84	3.43	2.73	2.16	1.84	1.56
First Prin Pay	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008

Class M-1 to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	5.966	5.948	5.932	5.918	5.914	5.916
WAL (yr)	12.25	7.99	6.06	4.93	4.64	4.75
MDUR (yr)	8.20	6.02	4.85	4.12	3.94	4.03
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	5/25/2006	8/25/2006	12/25/2006
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Class M-2 to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.158	6.140	6.124	6.108	6.100	6.097
WAL (yr)	12.25	7.99	6.05	4.85	4.42	4.25
MDUR (yr)	8.10	5.97	4.81	4.03	3.75	3.64
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	3/25/2006	5/25/2006	7/25/2006
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008

Class M-3 to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.412	6.393	6.376	6.358	6.349	6.343
WAL (yr)	12.25	7.99	6.05	4.80	4.32	4.05
MDUR (yr)	7.98	5.91	4.77	3.96	3.64	3.46
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	2/25/2006	3/25/2006	4/25/2006
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008
Class B to Call
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.808	6.788	6.770	6.750	6.739	6.730
WAL (yr)	12.18	7.94	6.01	4.74	4.23	3.90
MDUR (yr)	7.78	5.79	4.68	3.88	3.54	3.32
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	1/25/2006	2/25/2006	2/25/2006
Last Prin Pay	1/25/2024	4/25/2017	10/25/2013	3/25/2011	12/25/2009	12/25/2008

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

To Maturity

Class A-1 to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	4.525	4.504	4.483	4.456	4.432	4.403
WAL (yr)	6.28	4.17	3.20	2.45	2.05	1.70
MDUR (yr)	4.86	3.46	2.76	2.18	1.86	1.57
First Prin Pay	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003
Last Prin Pay	11/25/2030	12/25/2025	1/25/2021	11/25/2016	9/25/2014	1/25/2013

Class A-2 to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	4.818	4.797	4.777	4.749	4.725	4.696
WAL (yr)	6.49	4.30	3.30	2.53	2.12	1.77
MDUR (yr)	4.90	3.50	2.81	2.23	1.90	1.62
First Prin Pay	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003	1/25/2003
Last Prin Pay	1/25/2031	3/25/2026	4/25/2021	2/25/2017	12/25/2014	4/25/2013

Class M-1 to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	5.971	5.958	5.946	5.933	5.928	5.929
WAL (yr)	12.54	8.28	6.29	5.11	4.79	4.88
MDUR (yr)	8.27	6.14	4.96	4.22	4.03	4.12
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	5/25/2006	8/25/2006	12/25/2006
Last Prin Pay	4/25/2029	10/25/2022	4/25/2018	9/25/2014	11/25/2012	6/25/2011

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights

Class M-2 to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.163	6.149	6.135	6.120	6.112	6.109
WAL (yr)	12.50	8.23	6.24	5.00	4.55	4.36
MDUR (yr)	8.17	6.07	4.90	4.12	3.83	3.71
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	3/25/2006	5/25/2006	7/25/2006
Last Prin Pay	4/25/2028	7/25/2021	3/25/2017	11/25/2013	3/25/2012	11/25/2010

Class M-3 to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.415	6.399	6.384	6.367	6.357	6.351
WAL (yr)	12.42	8.15	6.18	4.90	4.40	4.12
MDUR (yr)	8.02	5.97	4.83	4.02	3.69	3.51
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	2/25/2006	3/25/2006	4/25/2006
Last Prin Pay	2/25/2027	2/25/2020	1/25/2016	12/25/2012	6/25/2011	3/25/2010
Class B to Maturity
Flat	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Price	15% CPR	22% CPR	27% CPR	35% CPR	40% CPR	45% CPR
100-00	6.809	6.789	6.771	6.751	6.740	6.732
WAL (yr)	12.20	7.95	6.03	4.76	4.24	3.91
MDUR (yr)	7.79	5.79	4.69	3.89	3.55	3.33
First Prin Pay	11/25/2008	9/25/2006	1/25/2006	1/25/2006	2/25/2006	2/25/2006
Last Prin Pay	3/25/2025	4/25/2018	8/25/2014	11/25/2011	6/25/2010	5/25/2009

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

1.

Summary Statistics

Number of Mortgage Loans:	2,009
Aggregate Principal Balance ($):	241,782,463
Weighted Average Current Mortgage Rate (%):	7.875
Non-Zero Weighted Average Margin (%):	6.812
Non-Zero Weighted Average Maximum Rate (%):	15.150
Weighted Average Stated Original Term (months):	338
Weighted Average Stated Remaining Term (months):	335
Weighted Average Original LTV (%):	76.63
% First Liens:	100.00
% Owner Occupied:	94.10
% Purchase:	7.07
% Full Doc:	79.23
Non-Zero Weighted Average Credit Score:	621

2.

Product

Product	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

ARM–2 Year/6 Month	59	8,052,871	3.33
ARM–3 Year/6 Month	127	14,269,574	5.90
ARM–5 Year/6 Month	1	39,952	0.02
Fixed Rate	1,822	219,420,065	90.75
Total:	2,009	241,782,463	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

3. Current Mortgage Loan Principal Balance

Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0.01–50,000.00	302	10,996,769	4.55
50,000.01–100,000.00	760	55,962,738	23.15
100,000.01–150,000.00	419	51,234,047	21.19
150,000.01–200,000.00	234	40,855,964	16.90
200,000.01–250,000.00	141	31,540,830	13.05
250,000.01–300,000.00	71	19,147,312	7.92
300,000.01–350,000.00	37	11,912,887	4.93
350,000.01–400,000.00	13	5,000,768	2.07
400,000.01–450,000.00	14	5,941,099	2.46
450,000.01–500,000.00	11	5,266,728	2.18
500,000.01–550,000.00	5	2,632,581	1.09
550,000.01–600,000.00	1	566,335	0.23
700,000.01–750,000.00	1	724,406	0.30
Total:	2,009	241,782,463	100.00

Minimum: 1,543
Maximum: 724,406
Average: 120,350

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

4. Current Mortgage Rates (%)

Current Mortgage Rates (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

5.001–5.500	4	396,720	0.16
5.501–6.000	62	8,627,605	3.57
6.001–6.500	167	26,280,427	10.87
6.501–7.000	248	39,165,996	16.20
7.001–7.500	288	42,473,379	17.57
7.501–8.000	287	37,533,089	15.52
8.001–8.500	226	28,140,033	11.64
8.501–9.000	214	23,423,257	9.69
9.001–9.500	103	8,743,343	3.62
9.501–10.000	140	10,454,178	4.32
10.001–10.500	72	5,033,217	2.08
10.501–11.000	79	5,040,153	2.08
11.001–11.500	39	2,073,093	0.86
11.501–12.000	40	1,922,221	0.80
12.001–12.500	15	735,337	0.30
12.501–13.000	13	816,168	0.34
13.001–13.500	7	595,871	0.25
13.501–14.000	4	289,505	0.12
14.501–15.000	1	38,870	0.02
Total:	2,009	241,782,463	100.00

Minimum: 5.375
Maximum: 14.780
Weighted Average: 7.875

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

5. Margin (%)

Margin (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 5.500	14	2,301,221	10.29
5.501–6.000	22	3,142,974	14.05
6.001–6.500	48	5,285,492	23.64
6.501–7.000	34	4,761,035	21.29
7.001–7.500	25	2,629,326	11.76
7.501–8.000	10	971,297	4.34
8.001–8.500	18	1,971,676	8.82
8.501–9.000	4	278,318	1.24
9.501–10.000	12	1,021,058	4.57
Total:	187	22,362,398	100.00

Minimum: 4.5000
Maximum: 9.7000
Weighted Average: 6.8117

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

6. Maximum Mortgage Rates (%)

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 13.000	7	1,286,924	5.75
13.001–13.500	12	2,135,625	9.55
13.501–14.000	17	2,691,106	12.03
14.001–14.500	20	2,819,539	12.61
14.501–15.000	25	4,109,770	18.38
15.001–15.500	14	1,272,760	5.69
15.501–16.000	22	2,354,044	10.53
16.001–16.500	19	1,553,109	6.95
16.501–17.000	23	2,052,928	9.18
17.001–17.500	8	520,152	2.33
17.501–18.000	4	222,611	1.00
18.001–18.500	6	269,903	1.21
18.501–19.000	5	466,351	2.09
19.001–19.500	2	343,868	1.54
19.501–20.000	2	224,838	1.01
20.501–21.000	1	38,870	0.17
Total:	187	22,362,398	100.00

Minimum: 12.5000
Maximum: 20.7800
Weighted Average: 15.1503

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

7. Minimum Mortgage Rates (%)

Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 7.000	7	1,286,924	5.75
7.001–7.500	12	2,135,625	9.55
7.501–8.000	17	2,691,106	12.03
8.001–8.500	20	2,819,539	12.61
8.501–9.000	25	4,109,770	18.38
9.001–9.500	14	1,272,760	5.69
9.501–10.000	22	2,354,044	10.53
10.001–10.500	19	1,553,109	6.95
10.501–11.000	22	2,012,976	9.00
11.001–11.500	8	520,152	2.33
11.501–12.000	5	262,563	1.17
12.001–12.500	6	269,903	1.21
12.501–13.000	5	466,351	2.09
13.001–13.500	2	343,868	1.54
13.501–14.000	2	224,838	1.01
14.501–15.000	1	38,870	0.17
Total:	187	22,362,398	100.00

Minimum: 6.5000
Maximum: 14.7800
Weighted Average: 9.1520

8. Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

3.000	186	22,322,445	99.82
5.000	1	39,952	0.18
Total:	187	22,362,398	100.00

Minimum: 3.0000
Maximum: 5.0000
Weighted Average: 3.0036

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

9. Periodic Cap (%)

Periodic Cap (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1.000	187	22,362,398	100.00
Total:	187	22,362,398	100.00
Minimum: 1.0000
Maximum: 1.0000
Weighted Average: 1.0000

10. Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

2004-03-01	1	210,035	0.94
2004-04-01	6	557,701	2.49
2004-05-01	7	652,485	2.92
2004-06-01	9	1,142,750	5.11
2004-07-01	17	2,712,257	12.13
2004-08-01	12	1,663,174	7.44
2004-09-01	7	1,114,468	4.98
2005-02-01	1	216,829	0.97
2005-03-01	5	545,383	2.44
2005-03-02	1	203,560	0.91
2005-04-01	20	1,821,607	8.15
2005-05-01	17	1,897,266	8.48
2005-06-01	16	2,197,725	9.83
2005-07-01	20	2,075,194	9.28
2005-08-01	25	3,228,131	14.44
2005-09-01	18	1,645,650	7.36
2005-10-01	3	298,287	1.33
2005-11-01	1	139,942	0.63
2007-09-01	1	39,952	0.18
Total:	187	22,362,398	100.00
Minimum: 2004-03-01
Maximum: 2007-09-01
Weighted Average: 2005-02-10

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

11. Orig Loan-to-Value Ratio (%)-includes sub liens

Orig Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 50.00	154	12,226,771	5.06
50.01–60.00	131	11,501,977	4.76
60.01–70.00	312	34,069,090	14.09
70.01–75.00	292	33,564,037	13.88
75.01–80.00	595	73,081,277	30.23
80.01–85.00	206	28,425,628	11.76
85.01–90.00	237	37,968,563	15.70
90.01–95.00	82	10,945,120	4.53
Total:	2,009	241,782,463	100.00

Minimum: 6.85
Maximum: 95.00
Weighted Average by Original Balance: 76.51
Weighted Average by Current Balance: 76.63

12. FICO Score

FICO Score	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

<= 0	1	69,301	0.03
451–500	28	1,395,283	0.58
501–550	281	26,690,321	11.04
551–600	502	56,829,054	23.50
601–650	660	85,943,369	35.55
651–700	380	49,321,842	20.40
701–750	115	15,380,933	6.36
751–800	41	6,055,008	2.50
801–850	1	97,351	0.04
Total:	2,009	241,782,463	100.00

Minimum: 464
Maximum: 814
Weighted Average: 620.9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

13. Original Term

Original Term	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

109–120	13	681,522	0.28
121–132	3	251,086	0.10
169–180	290	22,638,821	9.36
181–192	5	271,614	0.11
193–204	1	51,363	0.02
229–240	85	8,856,397	3.66
289–300	1	59,583	0.02
325–336	1	92,656	0.04
349–360	1,610	208,879,419	86.39
Total:	2,009	241,782,463	100.00

Minimum: 120
Maximum: 360
Weighted Average: 337.6

14. Remaining Term to Stated Maturity

Remaining Term to Stated Maturity	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

12-Jan	6	256,457	0.11
61–72	36	968,515	0.40
109–120	10	676,151	0.28
169–180	259	21,941,920	9.08
193–204	1	51,363	0.02
229–240	85	8,856,397	3.66
289–300	1	59,583	0.02
325–336	1	92,656	0.04
349–360	1,610	208,879,419	86.39
Total:	2,009	241,782,463	100.00

Minimum: 3
Maximum: 360
Weighted Average: 335.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

15. Prepayment Penalty Flag

Prepayment Penalty Flag	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

No Prepayment Penalty	870	86,177,025	35.64
Prepayment Penalty	1,139	155,605,437	64.36
Total:	2,009	241,782,463	100.00

16. Prepayment Penalty Term

Prepayment penalty term	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0	714	66,826,352	27.64
12	88	14,233,994	5.89
18	1	35,106	0.01
24	72	12,424,115	5.14
36	1,100	145,121,057	60.02
42	1	151,610	0.06
60	33	2,990,229	1.24
Total:	2,009	241,782,463	100.00

17. Documentation Level

Documentation Level	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Full	1,628	191,560,381	79.23
No Income Verifier	353	46,735,243	19.33
Light	24	3,362,298	1.39
Stated Documentation	4	124,541	0.05
Total:	2,009	241,782,463	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

18. Credit Grade

Credit Grade	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

A	480	59,757,063	24.72
A-	316	37,663,059	15.58
A+	552	79,540,348	32.90
B	213	21,805,816	9.02
B-	23	1,633,227	0.68
B+	42	3,284,326	1.36
C	94	7,213,752	2.98
C-	43	4,101,118	1.70
C+	18	1,047,758	0.43
D	87	4,897,358	2.03
S	141	20,838,637	8.62
Total:	2,009	241,782,463	100.00

19. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Primary	1,851	227,512,847	94.1
Non-Owner Occupied	158	14,269,615	5.9
Total:	2,009	241,782,463	100.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

20. Channel

Channel	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Aames Retail	42	1,224,972	0.51
Aames Retail Direct	904	91,216,099	37.73
National Loan Center Internet Program	326	35,335,385	14.61
Wholesale	620	99,255,711	41.05
Correspondent	1	243,603	0.10
National Loan Center—Irvine	116	14,506,693	6.00
Total:	2,009	241,782,463	100.00

21. Property Type

Property Type	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Single Family Residence	1,800	214,740,344	88.82
2-4 Family	116	15,875,016	6.57
Condo	74	9,860,346	4.08
Manufactured Housing	19	1,306,757	0.54
Total:	2,009	241,782,463	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

22. Geographic Distribution by State

Geographic Distribution by State	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Arizona	57	5,775,803	2.39
Arkansas	2	112,915	0.05
California	445	76,407,879	31.6
Colorado	18	2,659,044	1.10
Connecticut	7	943,257	0.39
Delaware	1	114,932	0.05
Florida	164	19,397,869	8.02
Georgia	19	2,004,250	0.83
Hawaii	5	1,368,238	0.57
Idaho	8	619,276	0.26
Illinois	53	5,386,250	2.23
Indiana	20	1,736,969	0.72
Iowa	47	2,983,247	1.23
Kansas	4	272,099	0.11
Kentucky	10	941,446	0.39
Louisiana	2	549,535	0.23
Maine	1	244,175	0.10
Maryland	17	2,144,355	0.89
Massachusetts	41	6,807,430	2.82
Michigan	73	5,805,275	2.40
Minnesota	31	4,466,355	1.85
Mississippi	4	201,179	0.08
Missouri	31	2,387,553	0.99
Montana	14	1,243,696	0.51
Nebraska	2	178,964	0.07
Nevada	31	4,278,438	1.77
New Hampshire	5	842,595	0.35
New Jersey	43	6,378,111	2.64
New Mexico	3	284,059	0.12
New York	132	21,619,868	8.94
North Carolina	34	2,915,999	1.21
North Dakota	1	139,913	0.06
Ohio	64	4,704,552	1.95
Oklahoma	21	1,209,710	0.50
Oregon	16	1,768,205	0.73
Pennsylvania	41	4,062,654	1.68
Rhode Island	9	1,185,913	0.49

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Geographic Distribution by State	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

South Carolina	13	1,055,614	0.44
South Dakota	1	57,386	0.02
Tennessee	43	2,905,141	1.20
Texas	338	27,037,081	11.18
Utah	20	2,486,985	1.03
Virginia	36	4,624,089	1.91
Washington	44	6,574,338	2.72
West Virginia	7	552,002	0.23
Wisconsin	30	2,272,053	0.94
Wyoming	1	75,764	0.03
Total:	2,009	241,782,463	100.00

Number of States Represented: 47

23. Lien Position

Lien Position	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

1st Lien	2,009	241,782,463	100.00
Total:	2,009	241,782,463	100.00

24. Purpose

Purpose	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Refinance–Cashout	1,395	171,505,413	70.93
Refinance–Rate Term	479	53,174,018	21.99
Purchase	135	17,103,032	7.07
Total:	2,009	241,782,463	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

25. Mortgage Insurance Flag

Mortgage Insurance Flag	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

Mortgage Insurance	63	7,615,411	3.15
No Mortgage Insurance	1,946	234,167,051	96.85
Total:	2,009	241,782,463	100.00

26. Months Delinquent

Months Delinquent	Number of Mortgage Loans	Principal Balances Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

0	1,958	236,725,088	97.91
1	49	4,937,229	2.04
2	2	120,145	0.05
Total:	2,009	241,782,463	100.00

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY